UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: (Date of earliest event reported): August 6, 2008
ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)
2105 CityWest Blvd, Suite 400
Houston, Texas 77042-2839
(Address of principal executive offices, including Zip Code)
(281) 933-3339
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
The unaudited financial information set forth below is intended to provide investors with certain information regarding the results of operations of the segments of ION Geophysical Corporation (the “Company”) for the three and six month periods ended June 30, 2008 and 2007.
On August 5, 2008, the Company issued a press release containing information regarding the Company’s results of operations for the quarter ended June 30, 2008; a copy of that press release was attached as Exhibit 99.1 to the Current Report on Form 8-K of the Company that was furnished to the Securities and Exchange Commission (SEC) on August 5, 2008. The information presented below is intended to be read in conjunction with the information provided in that press release.
The same unaudited financial information as that contained herein will be included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2008, that we expect to file with the SEC on or about August 6, 2008.
Segment and Product Information
     In order to allow for increased visibility and accountability of costs and more focused customer service and product development, the Company evaluates and reviews results based on four segments: three of these segments — Land Imaging Systems, Marine Imaging Systems and Data Management Solutions — make up the ION Systems Division, and the fourth segment is the ION Solutions Division. The Company measures segment operating results based on income from operations.
     A summary of segment information for the three and six months ended June 30, 2008 and 2007 is as follows (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Net revenues:
Land Imaging Systems	$45,820	$90,263	$95,708	$163,749
Marine Imaging Systems	50,368	35,677	84,856	79,826
Data Management Solutions	9,596	10,620	18,762	17,180

Total ION Systems	105,784	136,560	199,326	260,755
ION Solutions	74,881	28,596	121,498	69,446

Total	$180,665	$165,156	$320,824	$330,201

Income (loss) from operations:
Land Imaging Systems	$1,320	$6,653	$4,615	$11,018
Marine Imaging Systems	11,181	10,175	21,182	22,165
Data Management Solutions	5,468	4,957	10,676	6,738

Total ION Systems	17,969	21,785	36,473	39,921
ION Solutions	16,070	405	22,297	(11)
Corporate	(14,303)	(10,684)	(28,739)	(22,460)

Total	$19,736	$11,506	$30,031	$17,450

The information contained in this Form 8-K (i) is not to be considered “filed” under the Securities Exchange Act of 1934 (the Exchange Act) and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by us with the SEC under the Securities Act of 1933 or the Exchange Act.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2008	ION GEOPHYSICAL CORPORATION
	By:	/s/ DAVID L. ROLAND
David L. Roland
Senior Vice President, General Counsel and Corporate Secretary

3